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PROFILE

Preference Plus(R) Account
Profile
--------------------------------------------------------------------------------

                                                                     May 1, 1998
                                                                 As Supplemented
                                                                November 9, 1998


Plus


Preference


PROFILE

                                          Individual Retirement Annuities
                                          Roth Individual Retirement Annuities
                                          SIMPLE Individual Retirement Annuities
                                          Non-Qualified Annuities
                                          Simplified Employee Pensions




                      [LOGO OF METLIFE RETIREMENT & SAVINGS CENTER APPEARS HERE]

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                      METROPOLITAN LIFE INSURANCE COMPANY

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
PROFILE OF THE PREFERENCE PLUS(R) ACCOUNT DEFERRED INDIVIDUAL AND GROUP INDIVIDUAL RETIREMENT ANNUITIES ("IRAS"), ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS"), SIMPLE INDIVIDUAL RETIREMENT ANNUITIES ("SIMPLE IRAS"), NON-QUALIFIED ANNUITIES AND SIMPLIFIED EMPLOYEE PENSIONS ("SEPS") VARIABLE ANNUITY CONTRACTS ("CONTRACTS").
 ................................................................................

This Profile is a summary of the more important points that you should know and consider before purchasing a Contract or investing under a Contract. The Con-tract is more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT

    After you or your employer or the trustee makes the first purchase payment on your behalf, an account is set up for you under the Contract. You will receive a contract which is a legal agreement between you and Metropolitan Life Insurance Company (MetLife) or a certificate which summarizes the relevant provisions of a group contract between MetLife and the employer or trustee. If purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights described in this Profile are subject to the terms of the plan. The Contract consists of two phases: the accumulation or "pay-in" phase and the annuity or "pay-out" phase. By making one or more purchase payments, you accumulate money in your account during the pay-in phase. MetLife will hold your money and credit any investment returns as long as the money remains in your ac-count. The pay-out phase begins when you either take all of your money out of the account or elect to receive "income" payments that MetLife makes using the money from your account. The number and the amount of the income payments you receive depend on the pay-out option you choose and the amount used to provide your income payments.

    The Contract is called an "annuity" because you can elect income payments. The Contract is a "variable annuity" because, based on the performance of the investment options you choose, your account value may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment options you choose. There is also a fixed interest rate option called the Fixed Interest Account. The Fixed Interest Account provides interest rates guaranteed by MetLife and is not described in this Profile. While there is a possible loss of principal in the investment options, they offer the opportunity for greater returns than the interest rate guaranteed under the Fixed Interest Account.

    You may transfer money in your account among the investment options and between the investment options and the Fixed Interest Account as often as you like. There is no minimum amount required to make a transfer nor is there a charge for transfers.

2. ANNUITY PAYMENTS

    The pay-out phase begins when you elect either to take out all the money in your account or you start to receive income payments that MetLife makes using the money from your account. You can choose income payments that are fixed, variable or both. If the payments are fixed, MetLife guarantees the amount of each payment. If the payments are variable, the amount is not guaranteed and can go up or down based upon the performance of the invest-ment options you have chosen. Income payments can be received monthly, quarterly, semi-annually or annually. MetLife can guarantee income pay-ments to last for a fixed period of time, for your lifetime, or for as long as either you or a person you choose is living. Other pay-out choices are available.

THE DATE OF THIS PROFILE IS MAY 1, 1998, AS SUPPLEMENTED NOVEMBER 9, 1998.

3. PURCHASE

    You, your employer, or the trustee of a retirement plan can purchase a contract through your MetLife representative or a representative of other firms MetLife has selected. You must indicate that you want to invest un-der a contract by filling out the appropriate forms.

    There is no minimum purchase payment amount. (MetLife may cancel the Con-tract if your account value falls below certain minimums.) You can put more money in your account, but MetLife may reject purchase payments over $500,000.

    WHO SHOULD BUY A CONTRACT? Contracts are appropriate for individuals sav-ing for retirement. The Non-Qualified Contract is called "non-qualified" because it does not meet the requirements or "qualify" under the Federal income tax laws for retirement plans or IRAs. Purchase payments for Non-Qualified Contracts are not tax-deductible. Purchase payments for the other Contracts qualify under the Federal income tax laws for retirement plans or are IRAs. For the IRA Contract, purchase payments may be totally, partially, or not tax-deductible, depending on your situation. Purchase payments made under qualified retirement plans or arrangements under SIM-PLE IRAs or SEP Contracts are generally fully tax-deductible or made on a pre-tax basis. Purchase payments for a Roth IRA are not tax deductible. If certain requirements are met, withdrawals of earnings under Roth IRAs are tax free.

4. INVESTMENT OPTIONS

    The investment options are:

    . State Street Research Income
    . Scudder Global Equity
    . State Street Research Diversified
    . Santander International Stock
    . MetLife Stock Index
    . Harris Oakmark Large Cap Value
    . State Street Research Growth
    . Lehman Brothers Aggregate Bond Index
    . Janus Mid Cap
    . Morgan Stanley EAFE Index
    . Loomis Sayles High Yield Bond
    . Neuberger & Berman Partners Mid Cap Value
    . State Street Research Aggressive Growth
    . Russell 2000 Index
    . T. Rowe Price Small Cap Growth
    . T. Rowe Price Large Cap Growth

    Money in the investment options are invested in the Metropolitan Series Fund, Inc., an underlying mutual fund that invests in stocks, bonds and other investments. Not all options are available in all states.

5. EXPENSES

    There are two types of charges you pay while you have money in an invest-ment option. The first is an insurance-related charge that on an annual basis will not exceed 1.25% of the average daily value of the amount you have in each investment option. This charge is used to pay MetLife for general administrative expenses and for mortality and expense risks of the Contract. MetLife guarantees that the insurance-related charge will never increase while you have a contract or certificate. The second charge is investment-related. It pays the investment manager for managing amounts in the investment options and pays for investment operating expenses. For the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggres-sive Growth, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price
    Small Cap Growth, Scudder Global Equity, Santan     -

                                   PROFILE 2
    der International Stock (formerly known as State Street Research Interna-tional Stock), Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth investment options, the investment-related charges range on an annual basis from .33% to 1.12% of the average daily value of the amount you have in an invest-ment option, depending on the options you select.

    If you decide to take all or part of a purchase payment out of your ac-count within seven years of when you made it, a withdrawal charge of up to 7% of the purchase payment withdrawn may also be imposed as follows:


   ------------------------------------------------------------------------
                         DURING PURCHASE PAYMENT YEAR

                1     2    3    4    5    6    7    8 & Later
                    7%    6%   5%   4%   3%   2%   1%   0
   ------------------------------------------------------------------------

    There are no annual Contract charges. (For the IRA, Non-Qualified, Roth IRA and SEP Contracts, there is a $20 charge applied against any amounts in the Fixed Interest Account only if your account value is less than $20,000 and you are not enrolled in MetLife's payroll deduction or bank authorization programs. For the SIMPLE IRA Contract, there is a $20 charge applied against any amounts in the Fixed Interest Account only if your ac-count value is less than $20,000 and if you fail to make purchase payments during the year.)

    The table below summarizes the Contract expenses described on the previous page for the year ending December 31, 1997.

      . The first two columns are the insurance-related and investment-re-lated charges per investment option and the third column is the to-tal. The total annual investment related charges column reflects all expense reimbursements and fee waiver arrangements. The total annual investment-related charges in the second column are estimated for the year ending December 31, 1998 for the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth.

      . The last two columns indicate the amount you would pay, including any withdrawal charges, on a hypothetical $1,000 investment in each in-vestment option if you took your money out of the account as of the end of the first year or as of the end of the tenth year. (There are no numbers for some of the options for the "10 years" example, be-cause the investment options are new.)

      . These examples also assume a 5% investment return each year and that 10% of the account value is free of withdrawal charges. The table as-sumes that annuity taxes are 0%.


                                   PROFILE 3

                          TOTAL ANNUAL  TOTAL ANNUAL   TOTAL ANNUAL  EXAMPLES: TOTAL
                           INSURANCE     INVESTMENT-     CHARGES     ANNUAL EXPENSES
                             CHARGE    RELATED CHARGES               AS OF THE END OF
INVESTMENT
OPTION                                                                 1 YEAR    10 YEARS
 .........................................................................................
State Street Research
 Income                       1.25%          .43%          1.68%         $80        $200
State Street Research
 Diversified                  1.25%          .50%          1.75%         $81        $208
MetLife Stock Index           1.25%          .33%          1.58%         $79        $189
State Street Research
 Growth                       1.25%          .56%          1.81%         $81        $214
Janus Mid Cap                 1.25%          .89%          2.14%         $85         --
Loomis Sayles High Yield
 Bond                         1.25%          .90%          2.15%         $85         --
State Street Research
 Aggressive Growth            1.25%          .79%          2.04%         $84        $239
T. Rowe Price Small Cap
 Growth                       1.25%          .73%          1.98%         $83         --
Scudder Global Equity         1.25%         1.12%          2.37%         $87         --
Santander International
 Stock                        1.25%         1.03%          2.28%         $86        $264
Harris Oakmark Large Cap
 Value                        1.25%          .95%          2.20%     $    85         --
Lehman Brothers Aggre-
 gate Bond Index              1.25%          .45%          1.70%     $    80         --
Morgan Stanley EAFE In-
 dex                          1.25%          .55%          1.80%     $    81         --
Neuberger&Berman
 Partners Mid Cap Value       1.25%          .90%          2.15%     $    85         --
Russell 2000 Index            1.25%          .45%          1.70%     $    80         --
T. Rowe Price Large Cap
 Growth                       1.25%          .90%          2.15%     $    85         --

    The complete Table of Expenses can be found in the prospectus for the Con-tracts.

6. TAXES

    Generally, you will not be taxed on any earnings from your account until you make a withdrawal. If you take money out of your account before age 59 1/2, you may also have to pay a 10% (or 25%) Federal income tax penalty on the portion of the withdrawal which is taxable. (The Federal income tax penalty is 25% for the first two years of a SIMPLE IRA and 10% for all other withdrawals.)

    For tax purposes, withdrawals from the Non-Qualified Contract are normally treated as coming from taxable earnings first and then from non-taxable purchase payments.

    For the IRA Contract, the tax treatment of a withdrawal will depend on whether your purchase payment was tax-deductible or not deductible and the number and size of any other IRAs you own.

    If all of your purchase payment under the IRA, SEP or SIMPLE IRA Contract was fully tax-deductible or made on a pre-tax basis, all withdrawals will be subject to ordinary income tax.

    Roth IRA contributions are not deductible and may be limited depending upon your adjusted gross income. Generally, withdrawals of earnings from a Roth IRA are tax free if certain requirements are met. If withdrawals of earnings do not meet the requirements, the earnings

                                   PROFILE 4
    will be subject to income tax and an additional 10% tax penalty may apply. Conversions from existing IRAs to Roth IRAs are permitted if you meet cer-tain requirements, however, your money will be subject to income tax on all converted amounts which were not previously taxed.

    Income payments are subject to different tax rules. Some jurisdictions may also tax amounts in annuities. MetLife does not deduct annuity taxes from your account until the pay-out phase of the Contract. Annuity taxes cur-rently range up to 5%.

7. ACCESS TO YOUR MONEY

    When you want to take money out of your account, you may request a with-drawal of at least $500 or your account value, if less. A withdrawal charge of up to 7% that declines to zero over a seven year period applies to each purchase payment and may be deducted from your account. The amount of the withdrawal charge depends upon how long the withdrawn purchase pay-ments were in your account. Whether or not a contract withdrawal charge applies, withdrawals may be subject to income taxes, as well as a 10% tax penalty if you are age 59 1/2 or less. (The tax penalty is 25% for the first two years of a SIMPLE IRA, and 10% for all other withdrawals.) Under proposed legislation, additional tax penalties may apply to individuals under certain circumstances for Roth IRAs.

    You do not pay a contract withdrawal charge if:

      A. The withdrawal is the first in a contract year and is up to 10% of the value of your account. However, beginning on or about December 15, 1998 and if approved in your state, this percentage may be taken in an unlimited number of partial withdrawals during the contract year.

      B. The amount withdrawn is from purchase payments made over seven years ago.

      C. You elect to purchase a lifetime income option or an income that will be paid for at least five years without the right to cancel the payment method.

      D. You die during the pay-in phase of the Contract.

      E. You notify us in writing that you want to cancel the Contract within 10 days of receipt of your Contract. (Your rights to cancel may vary in some states.)

      F. You or your spouse (i) is a resident in certain nursing home facili-ties for at least 90 consecutive days or (ii) has been diagnosed as terminally ill and is expected to die within 12 months. (May not be available in all states.)

      G. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regula-tions that apply to IRA, SIMPLE IRA or SEP Contracts.

      H. You accept an amendment to your IRA Contract approved in your state, which converts your total account value to a Roth IRA Contract.

    Transfers from certain MetLife contracts "rolled over" to these Contracts have different withdrawal charges.

                                   PROFILE 5

8. PERFORMANCE HISTORY

    The following chart shows the percentage change in unit values (total re-turn) for the investment options for certain time periods. (Unit values are the bookkeeping measure MetLife uses to track account values.) The unit values reflect the insurance-related charges and investment-related charges. The total return history below does not reflect withdrawal charges. If they were included, the total return figures would have been lower. Past performance does not guarantee future results.

INVESTMENT OPTION         1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
                          12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
 ..........................................................................................
   State Street Research
    Income                 15.94%    5.61%    9.94%   -4.34%   18.10%    2.30%    8.49%
   State Street Research
    Diversified            23.42%    8.09%   11.42%   -4.24%   25.46%   13.06%   19.09%
   MetLife Stock Index     28.11%    6.11%    8.21%   -0.07%   35.18%   21.11%   30.54%
   State Street Research
    Growth                 31.48%   10.25%   12.98%   -4.47%   31.48%   20.67%   26.81%
   State Street Research
    Aggressive Growth      64.38%    9.00%   21.09%   -3.11%   27.93%    6.35%    5.38%
   Santander Interna-
    tional Stock                   -11.31%   46.01%    3.71%   -0.42%   -2.96%   -3.56%

    Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Se-ries Fund, Inc., other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

9. DEATH BENEFIT

    If you or the person whose life determines when income payments are to be made, if different, die before the pay-out phase begins, MetLife will pay a death benefit that equals the greatest of: (1) your account value, (2) your highest account value on December 31 of any fifth anniversary of your purchase of the contract, less any later withdrawals and fees and (3) the total of all purchase payments you made less withdrawals.

10. OTHER INFORMATION

      A. The Non-Qualified, IRA and Roth IRA Contracts described in this Pro-file are individual contracts. You, as purchaser of the contract, have all rights under the contract. The SEP Contract is a group con-tract. The SIMPLE IRA Contract may be either an individual or group contract.
      B. Metropolitan's Easy Telephone Service: Account information is avail-able 24 hours a day on our toll-free line. Requests may also be made during business hours.

      C. Payroll deduction/bank authorization: You may be able to make pur-chase payments conveniently by authorizing deductions from your sal-ary or transfers from your bank account.

      D. MetLife's Automated Investment Strategies: Although no investment strategy can guarantee a profit or protect against loss, you can se-lect an automated investment strategy to help make investing easy. When you choose an automated investment strategy, MetLife will make scheduled transfers among the Fixed Interest Account and the invest-ment options that help you follow the strategies described below:

            THE EQUITY GENERATOR SM: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to the MetLife Stock Index or State Street Research Aggressive Growth investment option.

            THE EQUALIZER SM: Amounts in the Fixed Interest Account and in the MetLife Stock Index or State Street Research Aggressive Growth in-vestment options are transferred quarterly from one to the other in order to make the amounts in each equal.

                                   PROFILE 6

            THE REBALANCER/SM/: Amounts in the investment options and the Fixed Interest Account are transferred each quarter in order to bring the percentage of your account value in each option back to the original allocation that you choose.

            THE ALLOCATOR/SM/: A dollar amount you choose is transferred monthly from the Fixed Interest Account into any of the investment options. You select the day of the month and the period during which the transfers will occur.

            THE INDEX SELECTOR/SM/: Amounts in the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index investment options and the Fixed Interest Ac-count are transferred each quarter in order to bring the percent-age of your account value in each of these options back to the current allocation of your choice of one of several asset alloca-tion models.

11. INQUIRIES

      Please contact MetLife at:
      Metropolitan Life Insurance Company
      One Madison Avenue
      New York, NY 10010
      Attention: Retirement & Savings Center
      1-800-553-4459

                                   PROFILE 7